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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-91048.


/s/   Arthur Andersen LLP
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Arthur Andersen LLP


Portland, Oregon
March 29, 2001